THE GABELLI ABC FUND

                              MERGER AND ARBITRAGE
                                 "THE DEAL FUND"

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2001

                         [GRAPHIC OMITTED OF FIVE STARS]

             MORNINGSTAR RATED(TM) GABELLI ABC FUND 5 STARS OVERALL
              AND FOR THE THREE AND FIVE-YEAR PERIOD ENDED 09/30/01
            AMONG 4633 AND 2904 DOMESTIC EQUITY FUNDS, RESPECTIVELY.

         "GIVE A MAN A FISH AND YOU FEED HIM FOR A DAY. TEACH HIM HOW TO ARBITRAGE AND YOU FEED HIM FOREVER."

              - Warren Buffett

                                                 [GRAPHIC OF DEALS BOOK OMITTED]

TO OUR SHAREHOLDERS,

      The ABC Fund was created for conservative investors desiring to participate in the equities market without assuming the full risk of portfolios fully invested in equities. Our focus has been on risk arbitrage - capitalizing on the completion of announced merger deals. Simply stated, risk arbitrage is investing in the stock of a merger or acquisition target and holding the stock until the deal closes. Our adherence to an arbitrage strategy has allowed the ABC fund to generate consistent returns, with a low degree of volatility and minimal correlation to the overall market.

      We have a diversified portfolio consisting of undervalued stocks, stable risk arbitrage positions, and risk-free short-term U.S. Treasury securities. Throughout the Fund's history, this portfolio mix has produced respectable returns in up markets and preserved capital during down markets. We continue to achieve our goal.

[GRAPHIC OF TRIANGLE OMITTED]
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

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PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.  The information  pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or
timely.  [COPYRIGHT]  2001  Morningstar,   Inc.  All  Rights  Reserved.  Neither
Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 9/30/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics.

INVESTMENT RESULTS (a)

                                                                    QUARTER
                                                    --------------------------------------
                                                    1ST         2ND        3RD         4TH       YEAR
                                                    ---         ---        ---         ---       ----
  2001:   Net Asset Value                          $9.52       $9.70      $9.78         --        --
          Total Return                              0.7%        1.9%       0.8%         --        --
--------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value                          $9.67       $9.89     $10.17       $9.45     $9.45
          Total Return                              2.4%        2.3%       2.8%        2.9%     10.9%
--------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value                          $9.65      $10.20     $10.21       $9.44     $9.44
          Total Return                              0.6%        5.7%       0.1%        2.4%      9.0%
--------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value                         $10.64      $10.68     $10.16       $9.59     $9.59
          Total Return                              4.0%        0.4%      (4.9)%      11.9%     11.1%
--------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value                          $9.98      $10.45     $10.74      $10.23    $10.23
          Total Return                              1.4%        4.7%       2.8%        3.3%     12.8%
--------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value                         $10.10      $10.16      $9.77       $9.84     $9.84
          Total Return                              4.1%        0.6%       0.8%        2.2%      7.8%
--------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value                          $9.94      $10.14     $10.41       $9.71     $9.71
          Total Return                              3.9%        2.0%       2.7%        2.2%     11.2%
--------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value                         $10.12      $10.11     $10.42       $9.57     $9.57
          Total Return                              0.9%       (0.1)%      3.1%        0.6%      4.5%
--------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value                            --       $10.10     $10.63      $10.03    $10.03
          Total Return                               --         1.0%(b)    5.2%        2.6%      9.1%(b)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL RETURNS - SEPTEMBER 30, 2001 (A)
                ------------------------------------------------
            1 Year ........................................    6.49%
            5 Year ........................................    9.88%
            Life of Fund (b) ..............................    9.50%
--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 14, 1993.

--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
       PAYMENT (EX) DATE        RATE PER SHARE      REINVESTMENT PRICE
       -----------------        --------------      ------------------
       December 27, 2000            $1.010               $ 9.41
       December 27, 1999            $1.000               $ 9.32
       December 28, 1998            $1.763               $ 9.50
       December 29, 1997            $0.860               $10.17
       December 27, 1996            $0.146               $ 9.83
       September 30, 1996           $0.470               $ 9.77
       December 28, 1995            $0.930               $ 9.71
       December 28, 1994            $0.910               $ 9.52
       December 31, 1993            $0.880               $10.03
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

      For the third quarter ended September 30, 2001, the Gabelli ABC Fund's (the "Fund") total return was 0.82%. The Standard & Poor's ("S&P") 500 Index fell 14.67% while the Lipper U.S. Treasury Money Market Average rose 0.73%, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 6.49% for the trailing twelve-month period. The S&P 500 Index declined 26.61% and the Lipper U.S. Treasury Money Market Average rose 4.37% over the same twelve-month period.

      For the three-year period ended September 30, 2001, the Fund's total return averaged 11.85% annually. Over the same three-year period, the S&P 500 Index and the Lipper U.S. Treasury Money Market Average had average annual returns of 2.03% and 4.58%, respectively. For the five-year period ended September 30, 2001, the Fund's total return averaged 9.88% annually versus average annual total returns of 10.23% and 4.70% for the S&P 500 Index and Lipper U.S. Treasury Money Market Average, respectively. Since inception on May 14, 1993 through September 30, 2001, the Fund had a cumulative total return of 114.18%, which equates to an average annual total return of 9.50%.

COMMENTARY

      As we have discussed, the ABC fund buys stocks of companies that are in the process of being acquired. We buy them below the deal value and profit at the merger close when we are paid the actual deal price. Given our investment style, we thought it would be helpful to talk about the third quarter's deal activity, the current merger environment, and the outlook, as we see it, for a resurgence of merger activity.

      THIRD QUARTER DEAL ACTIVITY. The third quarter of 2001 was one of the most difficult periods in risk arbitrage in recent memory. Global merger activity totaled $434 billion, down 46% from the same period a year ago. But while deal activity has slowed, certain sectors have remained buoyant, providing ongoing opportunity for merger arbitrage funds.

      The third quarter was highlighted by several announced transactions in the utility and the oil & gas industries. On the utility front, American Water Works was snatched up by RWE for $7.6 billion and Reliant Resources announced that it would pay $4.7 billion for Orion Power Holdings. In the world of oil & gas, Amerada Hess' acquisition of Triton Energy in July was followed by Devon Energy's $4.6 billion bid for Anderson Exploration. The largest announced deal of the quarter was Hewlett-Packard's $25 billion offer for rival Compaq Computer.

      As you can see, deal activity is by no means dead - it just hit a lull, creating a more challenging third quarter operating environment. Despite this, the ABC fund posted a gain of 0.82% for the quarter. We attribute this return to our investment discipline. That is, we invest in mergers that are short-term in nature, fully financed, and are undertaken by strong corporate buyers for strategic reasons.

      CURRENT MERGER ENVIRONMENT. On September 11, the unthinkable happened. Combined with the subsequent week's stock market slide to new three-year lows, the attacks on America have left the state of the global economy on unstable ground. The terrorist attacks in New York and Washington have slowed the pace of new mergers and acquisitions in the near term. But for most industries, the strategic rationale for deals remains; it's now a question of when new deals get announced.

      From an arbitrage perspective, we have in many ways seen an improved environment. Because it has been a tough year for merger arbitrageurs, with a dearth of activity and some high profile deals breaking, the arbitrage community has begun to demand a higher return on investments. Spreads, the difference between the deal price and the price at which the target company trades, are generally wider than they were prior to September 11. Wider spreads mean higher profits for those investors that choose the right mergers in which to invest. It is our ability and experience in assessing deal risk that give us conviction that we can continue to provide our investors attractive returns that are not correlated to the market.

      MERGER OUTLOOK. Going forward, we see a pickup in merger activity and a more vibrant deal environment. We would point to four catalysts that should help drive this in 2002 and beyond:

      o Globalization - a need to be bigger to compete. In today's global economy, cross border deals are more and more the norm.

      o Improved Regulatory Environment - the Bush administration is more pro-consolidation than the previous one and this should facilitate the merger approval process.

      o Valuations - valuations in certain sectors have reached levels that strong corporate buyers will find too attractive to pass up.

      o Accounting Changes - the fact that goodwill incurred in buyouts no longer has to be written off makes deals more attractive to acquirers from an accounting standpoint.

      These factors will help to propel deal activity into the new year. The pickup in mergers should benefit the ABC fund as it capitalizes on more attractive arbitrage spreads. As of the quarter's end, we are positioned to invest in opportunities as they unfold. We will continue to work diligently to seek profitable transactions, mindful of our desire to protect the capital of our shareholders.

OUR REGULATORY FOOTPRINT

      Gabelli & Company, Inc. published on September 17, 2001 an overview of the Federal Communications Commission, various regulations that may change, and sectors and companies that will benefit. We thought we would share this report with you.

FEDERAL COMMUNICATIONS COMMISSION                   REGULATORY CHANGE = CATALYST
---------------------------------                   ----------------------------
      The five  member  FCC is  currently  composed  of four  members:  Chairman
Michael Powell (Republican), Kathleen Abernathy (Republican), Kevin Martin (Republican), and Michael Copps (Democrat). The fifth commissioner, Gloria Tristani (Democrat), left her position on September 7th. President Bush must appoint another Democrat to fill her position, and the Republicans will maintain their 3-2 majority. Michael Powell is a proponent of deregulation and free markets. Under his watch we expect several rules to be addressed, which should be favorable for companies in the cable, satellite, broadcasting, publishing, and telecom industries.

                        FEDERAL COMMUNICATIONS COMMISSION
                                       FCC

                                   ------------------
                                   MICHAEL POWELL (R)
                                        Chairman
                                   ------------------
----------------------  ----------------------  ----------------------  ----------------------
Kathleen Abernathy (R)     Michael Copps (D)        Kevin Martin (R)             Open
----------------------  ----------------------  ----------------------  ----------------------

------------------------------------------------------------------------------------------------------------------------------------
REGULATION                             CURRENT STATUS                             "BULL CASE"
------------------------------------------------------------------------------------------------------------------------------------
- Cable Ownership Cap                  30% of pay TV subscribers                  Above 50% or no cap

- Affiliated Programming Cap           Affiliated content < 40% of first          No cap
                                       75 channels

- Cable/Broadcast Cross-               No cable and broadcast TV in same          Removal of ban
   ownership                           Designated Market Area (DMA)

- Cable Dual Must Carry                Must carry analog broadcast signal         Not forced to carry both
                                                                                  broadcast digital and analog

- Cable Open Access                    Notice of Inquiry                          No forced open access

- Satellite Must Carry                 Must carry all local analog                DBS Co. chooses which
                                       broadcasts if carry one                    broadcast stations to carry

- Broadcast/Newspaper Cross-           No newspaper and broadcast                 Removal of ban
   ownership                           station in same DMA

- National TV Ownership Cap            35% of television audience                 Above 50% or no cap

- TV Duopolies                         Can own two stations in one                Eliminate rating and voice tests
                                       market if only one is in top four
                                       and eight independent voices exist

- Wireless Spectrum Cap                45 MHz in urban and 55 MHz in              No cap
                                       rural markets

- Wireline - Section 271               Regional Bell Operating Companies          RBOCs can offer in-region LD
                                       (RBOCs) cannot offer in-region
                                       Long Distance (LD)

                                       5

CABLE & SATELLITE (Andrew Rittenberry 914-921-6592)
-----------------
CABLE OWNERSHIP CAP

      - The 1992 Cable Act called for limits on the number of cable subscribers one firm could control. In 1993, the FCC set the limit at 30% of cable subscribers. In 1999, the FCC changed the limit to 30% of all multichannel video subscribers, including DBS, cable, wireless cable, etc.

      - In March 2001, the DC Federal Court of Appeals rejected the current 30% ownership cap as "arbitrary" and remanded it back to the FCC. Rather than appeal the decision, the FCC has filed a Notice of Proposed Rule Making to modify the rule. On September 13, 2001, the commission held an open meeting to discuss its thoughts on a new rule and to solicit public comments and suggestions. Following a comment period, the FCC will issue a new ownership ruling. We expect this to occur sometime in mid to late 2002. The DC Court of Appeals can then take up this rule again.

      - WE EXPECT THE FCC TO RAISE THE CAP ABOVE 50% OR REMOVE IT ALTOGETHER. AT THE VERY LEAST, WE EXPECT THE FCC TO LIBERALIZE THE RULES FOR COUNTING ATTRIBUTED SUBSCRIBERS.

      - Removal of the cap would provide AT&T Broadband and AOL Time Warner the ability to merge their two cable systems, creating an industry juggernaut. More importantly perhaps, removal of the cap could spur a further round of general industry consolidation. In our opinion, the most likely takeover candidate in the industry today is Cablevision Systems.

VERTICAL PROGRAMMING LIMITS

      - Currently, cable operators are barred from programming more than 40% of their first 75 channels with affiliated programming. (Systems with over 75 channels must reserve 45 channels for non-affiliated programming).

      - In the same court decision discussed above, the DC court also rejected this rule and remanded it back to the FCC.

      - There has been little comment by the FCC about this change, as no operator was close to a violation. HOWEVER, WE BELIEVE THIS RULE WILL BE DROPPED, AS THE LOGIC BEHIND IT IS SUSPECT. Similar to the cap above, the FCC filed a Notice of Proposed Rulemaking on September 13. The same process applies.

      - The biggest beneficiary in the current marketplace is AOL Time Warner, though it is still relatively far from the limit.

CABLE/BROADCAST CROSS-OWNERSHIP

      - The Telecom Act of 1996 eliminated the statutory prohibition against cable system/TV broadcast station cross ownership in the same market. The FCC has yet to change its own rule barring the practice. The DC Court of Appeals heard oral arguments on the subject on September 7th.

      - Initial comments made during the hearing by the justices appear to support easing this rule. WE EXPECT THAT THE FCC WILL EVENTUALLY REMOVE THIS BAN.

      - Though few companies have been clamoring for a rule change, AOL Time Warner would be the clear beneficiary. AOL owns the WB network, but owns no local affiliates, which provide the majority of the free cash flow to other networks such as ABC, CBS, etc. The WB is the only network that owns no local Owned & Operated stations today.

CABLE DUAL MUST CARRY FOR DIGITAL AND ANALOG

      - Currently, cable companies are required to carry all local analog broadcast signals or negotiate for retransmission consent. Broadcasters are seeking to force cable operators to carry proposed digital signals on separate channels, if they are forced by the FCC to broadcast them for free over the air.

      - The National Association of Broadcasters (NAB) is filing numerous lawsuits, in an attempt to force cable to carry both signals. The NAB is also attempting to get legislation passed on Capitol Hill mandating dual must carry of both.

      - THE FCC HAS TENTATIVELY INDICATED THAT IT WILL SUPPORT THE CABLE INDUSTRY IN ITS DESIRE TO CARRY ONLY THE ANALOG OR THE DIGITAL
        PROGRAMMING OF LOCAL BROADCASTERS, NOT BOTH THE ANALOG AND DIGITAL PROGRAMMING. There has been no formal rulemaking as of yet.

      - We believe all cable operators will be better off carrying only one signal. This issue has more weight on Multiple System Operator's (MSO) in major DMA's. Larger DMA's typically have many more local channels that must be carried. The cable company typically receives no revenue from local broadcasters whatsoever. The less local signals that must be carried, the more capacity there is in the pipe for high-speed data, video, telephony, etc. That means more revenue and cash flow per unit of bandwidth to the operator.

INTERNET OPEN ACCESS VIA CABLE

      - In 2000, there were three cases involving open access decided in the court system. Each deemed Internet over cable something different. One called it an unregulated data service, one a cable service, and the other a telecommunications service. If deemed a telecommunications service, it will be open to the same rules as the RBOC's under the Telecomm Act of 1996, meaning mandatory unbundling and open access.

      - The three courts all referred the issue to the FCC. In July of 2001, the 4th Circuit Court in Richmond, VA, ruled that a county could not impose open access on a cable system. The court also referred the issue back to the FCC for guidance.

      - THE FCC HAS ISSUED A NOTICE OF INQUIRY (NOI) ON THIS MATTER. However, given that the FCC appears loath to further regulate or interfere with the market mechanism, we believe it will not force open access on the operators for the foreseeable future.

SATELLITE MUST CARRY

      - In January 2002, satellite carriers are required to begin carrying all local channels in a market if they carry any. Today, they only carry the top 3-4 networks in each market.

      - The ability to offer local channels through the satelitte is a major competitive threat to cable operators. Given the fixed capacity of the satellite fleet, the less stations the operators must carry, the more individual markets can be offered the local service.

      - THE FCC RECENTLY REAFFIRMED THIS MUST CARRY PROVISION IN A RULING DATED SEPTEMBER 5TH, 2001. The DBS carriers are fighting this must carry rule in two cases in the 4th Circuit court in Richmond, VA.

BROADCASTING & PUBLISHING (Evan Carpenter 914-921-6595)
-------------------------
BROADCAST/NEWSPAPER CROSS-OWNERSHIP

      - Currently, the FCC, as a rule, doesn't allow the same company to own both a broadcast station and a daily newspaper in the same market.

      - Michael Powell has previously supported lifting the ban on broadcast/newspaper cross-ownership. He has stated, "... the combined resources may allow for greater and more efficient coverage of local events that could not be covered by the two individually."

      - Recently, the FCC granted News Corp. a 24-month waiver of this rule when it acquired, from Chris Craft, WWOR-TV in New York, where it also owns the POST. The FCC defended the waiver by stating that the market would still exhibit diversity, and it considered not only other TV stations and newspapers, but also radio stations and cable operators.

      - The FCC stated that News Corp. would have to come into compliance with the rule within the 24-month period provided "it is necessary under our rules at that time".

      - At their open meeting on September 13th, the FCC started reviewing the ban on cross-ownership. The FCC will reach a conclusion following a comment period. WE EXPECT THIS BAN TO BE RELAXED.

      - Relaxation of this rule should allow companies like Belo, Tribune and Gannett to acquire newspaper companies in their TV markets like Pulitzer, Knight-Ridder and McClatchy. Also, Hearst-Argyle would be allowed to acquire Young Broadcasting.

TELEVISION OWNERSHIP CAP

      - Television station groups are limited as to their national audience reach; no group may reach over 35% of the national audience, with Ultra High Frequency (UHF) channels counted at half of their actual reach.

      - Chairman Powell has also expressed support of raising the ownership cap. He has argued that the cap limits economies of scale and thus raises costs.

      - The cap is predominantly supported by the network affiliates who argue that if the networks were allowed to increase their coverage, it would give them too much leverage over their affiliates.

      - On the other hand, the networks and some large broadcast groups, which want to expand their reach and take advantage of owning more stations and the economies of scale, oppose the cap.

      - Since the broadcasting industry is divided over this rule, we would expect the FCC to let the courts rule, before they decide whether or not to address it.

      - Viacom, News Corp., and General Electric have challenged the cap in the US Court of Appeals for the District of Columbia Circuit. Oral arguments were heard on September 7th. THIS IS THE SAME COURT THAT REJECTED THE 30% CABLE OWNERSHIP CAP (SEE ABOVE), AND WE WOULD EXPECT A SIMILAR RULING FOR BROADCASTERS.

TV DUOPOLY

      - A television station group may only own two stations in the same market provided that (a) there are at least eight independently owned and operated stations in the market after the combination, and (b) at least one of the two stations is not in the top four stations in the market as defined by audience share.

      - ALTHOUGH WE BELIEVE THAT GIVEN THE DEREGULATORY NATURE OF THE FCC, IT WOULD BE IN FAVOR OF EXTENDING THE DUOPOLY PRIVILEGE TO SMALLER MARKETS, THIS MIGHT ALSO BE DECIDED IN THE COURTS.

      - Sinclair has already received, from the US Court of Appeals for the District of Columbia Circuit, a stay of the FCC requirement to divest four Local Marketing Agreements (LMA) that violate the eight voices test. Sinclair now has petitioned the court to reverse the order. Oral arguments are scheduled for January 2002.

      - Relaxing the duopoly regulations would benefit companies like Sinclair and also allow companies like Disney's ABC to strengthen their positions in certain markets like Los Angeles and San Francisco by acquiring Young Broadcasting.

TELECOM (Dmitry Khaykin 914-921-5015)
-------
WIRELESS SPECTRUM CAP

      - The Commercial Mobile Radio Service (CMRS) spectrum cap governs the amount of CMRS spectrum that can be licensed to a single entity within a particular geographic area. Under the current cap, a single entity may acquire attributable interests in the licenses of broadband Personal Communications Service (PCS), cellular, and Specialized Mobile Radio
        (SMR) services that cumulatively do not exceed 45 MHz of spectrum within Metropolitan Service Areas (MSA) and 55 MHz of spectrum in Rural Service Areas (RSA).

      - The cellular cross-interest rule, which limits the ability of a party to have ownership interests in cellular carriers in overlapping cellular geographic service areas (CGSAs), has been amended and currently allows a party to have a non-controlling or otherwise non-attributable direct or indirect ownership interest of up to 20% (up from 5%) in both cellular licensees in overlapping CGSAs.

      - Some of the spectrum under consideration for 3G services (1755-1850 MHz) is currently in the hands of the Department of Defense (DoD). In our opinion, the latest terrorists acts in New York and Washington, DC make it even less likely that DoD will give up this spectrum.

      - Given the limited availability of clean spectrum suitable for broadband mobile applications and the increasingly competitive nature of wireless services, industry participants have been arguing to increase or eliminate the spectrum cap. Chairman Powell has also expressed his interest in addressing this issue. WE BELIEVE FCC WILL EITHER LIFT SPECTRUM CAP OR INCREASE IT SUFFICIENTLY TO SUPPORT FURTHER INDUSTRY GROWTH.

      - The companies that stand to benefit the most from a spectrum cap lift are regional carriers such as US Cellular, Rural Cellular, Dobson, Alltel, and Western Wireless, as well as the last independent national carrier, Nextel.

WIRELINE -- SECTION 271

      - Section 271 of the Telecommunications Act of 1996 lays out detailed requirements that RBOCs must meet in order to gain approval for entry into the in-region interLATA market. Section 271 contains two central provisions. One requires the presence of a facilities-based competitor for both business and residential customers. The second requires compliance with the "Competitive Checklist".

      - Over the past few years, both Verizon and SBC have been successful in obtaining 271 approvals in several of their in-region states.

      - There is a growing belief that once RBOCs gain 271 approvals, they will focus on gaining market share among lucrative business accounts. We think that one of the options RBOCs might pursue is to acquire long distance carriers such as AT&T, Sprint and WorldCom.

      - Under the Internet  Freedom and Broadband  Deployment  Act of 2001 (H.R.
        1542), also known as the Tauzin-Dingell bill, RBOCs would be allowed to offer in-region data services regardless of their 271 status. Although the bill faces uncertainty both in the House and the Senate, the issue of in-region interLATA services may become moot fairly soon as RBOCs gradually gain 271 approvals in their territories.

      - WHILE WE DO NOT EXPECT TAUZIN-DINGELL BILL TO PASS, AT LEAST TWO RBOCS, VERIZON AND SBC, SHOULD BE IN POSITION TO GAIN STATE-BY-STATE SECTION 271 APPROVAL IN MOST OF THEIR MARKETS BY LATE 2002.

      - Long distance companies should benefit from the RBOCs' re-entry into in-region LD voice and data markets. RBOCs can quickly gain market share, particularly among business customers, by acquiring established carriers such as AT&T, WorldCom and Sprint, as well as emerging providers such as Williams Communications and Global Crossing.

      The following table lays out potential combinations that we believe could take place in a more deregulatory environment.

TABLE 1: SOME BENEFICIARIES (POTENTIAL DEALS)

   POTENTIAL               POTENTIAL                RULE CHANGE
     TARGET                ACQUIRER                    NEEDED                    BENEFIT
-------------------------------------------------------------------------------------------------------------
BROADCASTERS
----------------

Acme                       AOL Time Warner         Cable/TV            AOL would own the distribution of 9 WB
(ACME)                                             Cross-              affiliates for their WB TV network.
                                                   Ownership

Tribune                    AOL Time Warner         Cable/TV            AOL would own the distribution of 16
(TRB)                                              Cross-              WB affiliates for their WB TV network.
                                                   Ownership

Young                      Hearst-Argyle           TV/Newspaper        Hearst would obtain cross-ownership
(YBTVA)                    Disney                  Cross-              positions in San Francisco and Albany.
                                                   Ownership

                                                   Duopoly             ABC would obtain duopolies in Los
                                                                       Angeles and San Francisco plus 6 ABC
                                                                       affiliates.
CABLE
--------

AT&T Broadband             AOL Time Warner         30%                 Economies of scale, improved leverage
(T)                                                Ownership           over programmers and vendors, larger
                                                   Cap                 platform on which to launch new
                                                                       products and services.

Cablevision                AOL Time Warner         30%                 Cablevision's suburban New York cable
Systems                                            Ownership           systems would allow AOL to dominate
(CVC)                                              Cap                 the U.S.'s top DMA.

NETWORKS
------------

Paxson                     General Electric        35%                 NBC would own TV stations reaching
(PAX)                                              Ownership           close to 70% of US households and 2
                                                   Cap                 broadcast networks.

NEWSPAPERS
--------------

Pulitzer                   Gannett                 TV/Newspaper        Gannett would obtain a cross-owner-
(PTZ)                      Belo                    Cross-              ship position in St. Louis. Belo would
                                                   Ownership           obtain cross-ownership positions in St.
                                                                       Louis and Tucson.

McClatchy                  Gannett                 TV/Newspaper        Gannett would obtain cross-ownership
(MNI)                                              Cross-              positions in Minneapolis and Sacramento.
                                                   Ownership

Knight-Ridder              Tribune                 TV/Newspaper        Tribune would obtain cross-ownership
(KRI)                                              Cross-              positions in Philadelphia, Dallas-Ft.
                                                   Ownership           Worth, Miami, and Seattle (including
                                                                       Knight-Ridder's 49.5% ownership of the
                                                                       Seattle Times Company).

   POTENTIAL               POTENTIAL                RULE CHANGE
     TARGET                ACQUIRER                    NEEDED                    BENEFIT
-------------------------------------------------------------------------------------------------------------
WIRELESS
----------

Dobson (DCEL)              Cingular                Spectrum CAP        Both Cingular and AT&T would com-
                           AT&T Wireless                               plement their footprints and substan-
                           (AWE)                                       tially reduce their roaming costs.

Rural Cellular             AT&T Wireless           Spectrum Cap        RCCC has limited footprint overlap with
(RCCC)                     Verizon                                     some of these carriers. AWE and VZ
                           Dobson                                      can fill in the gaps in their footprints and
                           US Cellular                                 lower their roaming expense. Regional
                           Western Wireless                            carriers (DCEL, USM, WWCA) can
                                                                       strengthen their competitive position
                                                                       and grow revenue and cash flows.

US Cellular                AT&T Wireless           Spectrum Cap        Improve footprint in several markets
(USM)                      Verizon                                     across the country and lower roaming
                           Cingular                                    costs.

Leap Wireless              Verizon                 Spectrum Cap        All of these carriers would be able to fill
(LWIN)                     Cingular                                    in some gaps in their footprints.
                           VoiceStream

Alltel (AT)                Verizon                 Spectrum Cap        Allows Verizon to create a fully national
                                                                       footprint and recapture earlier divested
                                                                       properties.

Nextel (NXTL)              AT&T Wireless           Spectrum Cap        Gain access to eight million high-value
                           Verizon                                     business customers and increase spec-
                           Cingular                                    trum ownership by about 20 MHz in top
                                                                       300 MSAs.

Western Wireless           AT&T Wireless           Spectrum Cap        These carriers would gain network
(WWCA)                     Verizon                                     coverage and ownership in some of the
                                                                       country's mostly scarcely populated
                                                                       areas and substantially reduce roaming
                                                                       expense.
WIRELINE
----------

AT&T (T)                   Verizon                 Section 271         RBOC and LD combinations would re-
Sprint (FON,               SBC                                         create fully integrated national service
PCS)                       BellSouth                                   providers able to offer local and long
WorldCom                                                               distance voice and data.
(WCOM)

COMPANIES MENTIONED (SYMBOL - 9/10/01 PRICE - EXCHANGE):

ACME Communications (ACME - $7.35 - NASDAQ)                Nextel Communications Inc. (NXTL - $10.55 - NASDAQ)
Alltel Corp.(AT - $57.07 - NYSE)                           Paxson Communications (PAX - $9.24 - AMEX)
AOL Time Warner Inc. (AOL - $34.41 - NYSE)                 Pulitzer Inc. (PTZ -$47.45 - NYSE)
AT&T Corp. (T - $17.65 - NYSE)                             Rural Cellular Corporation (RCCC - $32.61 - NASDAQ)
AT&T Wireless (AWE - $13.80 - NYSE)                        SBC Communications Inc. (SBC - $43.43 - NYSE)
BellSouth Corp. (BLS - $39.72 - NYSE)                      Sinclair Broadcast Grp. Inc. (SBGI - $9.87 - NASDAQ)
Belo Corp. (BLC - $18.02 - NYSE)                           Sprint FON Group (FON - $21.64 - NYSE)
Cablevision Systems Corp. (CVC - $42.00 - NYSE)            Sprint PCS Group (PCS - $23.49 - NYSE)
Dobson Communications (DCEL - $11.21 - NASDAQ)             Tribune Company (TRB - $38.99 - NYSE)
Gannett Inc. (GCI - $63.72 - NYSE)                         US Cellular Corp. (USM - $49.65 - AMEX)
General Electric Company (GE - $39.35 - NYSE)              Verizon Communications (VZ - $50.70 - NYSE)
Hearst-Argyle Television Inc. (HTV - $20.24 - NYSE)        Viacom Inc. (VIA - $37.90 - NYSE)
Knight-Ridder (KRI - $60.34 - NYSE)                        Walt Disney Company (DIS - $23.58 - NYSE)
Leap Wireless Intl. Inc. (LWIN - $14.30 - NASDAQ)          Western Wireless Corp. (WWCA - $30.00 - NASDAQ)
McClatchy Company (MNI - $42.95 - NYSE)                    WorldCom Inc. (WCOM - $12.92 - NASDAQ)
MCI Group (MCIT - $13.19 - NASDAQ)                         Young Broadcasting (YBTVA - $21.89 - NASDAQ)
News Corp. (NWS - $30.75 - NYSE)

Note: Gabelli Asset Management Inc. and its affiliates own on behalf of themselves or their clients less than 5% of the following companies: Acme Communications, Alltel Corp., AOL Time Warner, AT&T Corp., AT&T Wireless Corp., BellSouth Corp., Belo, Dobson Communications, Gannett, General Electric, Hearst-Argyle, Knight-Ridder, MCI Group, News Corp., Nextel Communications, SBC Communications, Sinclair Broadcast Group, Sprint FON Group, Sprint PCS Group, Tribune, US Cellular, Verizon, Walt Disney, Western Wireless and WorldCom. Those companies owned in excess of 5% follow:

        COMPANY                             % OF OWNERSHIP
        ----------                          --------------
        Cablevision Systems                  6.50% of class A common stock
        Leap Wireless Intl., Inc.            6.73% of common stock
        McClatchy Company                    6.43% of class A common stock
        Paxson Communications               10.93% of class A common stock
        Pulitzer Inc.                       29.14% of common stock
        Rural Cellular Corp.                 6.15% of class A common stock
        Viacom Inc.                          7.59% of class A common stock
        Young Broadcasting, Inc.            11.15% of class A common stock

      One of the analysts who prepared this report owns less than 1,000 shares of stock of the following: AOL Time Warner, AT&T, AT&T Wireless, Gannett Inc., General Electric, Knight-Ridder, MCI Group, News Corp., Nextel, Rural Cellular, Walt Disney Company, Worldcom Inc., and Young Broadcasting.

      Evan Carpenter       Dmitry Khaykin     Andrew Rittenberry
      (914) 921-6595       (914) 921-5015     (914) 921-6592

[COPYRIGHT]  Gabelli & Company, Inc. 2001

ONE CORPORATE CENTER RYE, NY 10580
                            GABELLI & COMPANY, INC.
                                           TEL (914) 921-3700 FAX (914) 921-5098
--------------------------------------------------------------------------------
This report has been prepared as a matter of general information. It is not intended to be a complete description of any security or company mentioned and is not an offer to buy or sell any security. Unless otherwise noted, stock prices for 2001 reflect the closing price through the business day immediately prior to the date of this report. All facts and statistics are from sources believed reliable, but are not guaranteed as to accuracy. The firm and its affiliates, employees and clients may have recently established or disposed of, or may be establishing or disposing of, positions in securities mentioned in this report. Since portfolio managers make individual investment decisions in the accounts under their supervision, transactions in such accounts may be inconsistent with research reports. Additional information on these securities and companies is available upon request. [COPYRIGHT] Gabelli & Company, Inc. 2001
--------------------------------------------------------------------------------

OUR PORTFOLIO SCORECARD

      Approximately one-third of our equities holdings closed the quarter with gains - not a bad showing in this extremely difficult market and testament to our focus on undervalued stocks and stable risk arbitrage investments. Our larger than normal position in short-term Treasuries (more than 70% of assets at the end of this quarter) also helped limit portfolio damage.

      We were hurt by sharp declines in equities in a wide variety of industries as investors reacted to the tragic events of September 11 and began anticipating the economy would go into recession. Cyclical companies such as auto parts manufacturers Federal Mogul and WHX Corp declined sharply. Understandably, our investments in aerospace components companies Aviall and Fairchild were casualties of the disaster and its extremely negative impact on the commercial airlines industry.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BANGOR HYDRO-ELECTRIC CO. (BGR - $26.63 - NYSE) was acquired by Canadian utility Emera Inc. (EMA.TO - $16.43 - Toronto Stock Exchange) on October 10, 2001. Under the agreement reached in June 2000, Emera acquired all of the outstanding common stock of BGR for $26.806 per share in cash. Emera said that the purchase is part of its strategy to grow its businesses outside of Canada. BGR will operate as a standalone division within the company and will be the base for Emera to launch other initiatives in the U.S.

GUCCI GROUP NV (GUC - $81.78 - NYSE), Pinault Printemps (PPR - $109.95 - Paris Stock Exchange) and LVMH Moet Hennessy Louis Vuitton (LVMHY - $6.4975 - Nasdaq) have signed a three-step agreement under which PPR will take control of Gucci. In the first step, PPR, which currently owns 42% of Gucci, will acquire 8.6 million Gucci shares from LVMH at $94 per share. Closing is expected by October 22, 2001. Subject to closing, Gucci will pay a special dividend of $7 per share to all shareholders except PPR on or before December 15, 2001. The final step will enable Gucci public shareholders to "put" (sell) their shares to PPR at $101.50 per share in March 2004. At the current price, the yield to the put date for Gucci shareholders, including the special dividend, is approximately 15% annualized.

HELLER FINANCIAL INC. (HF - $52.77 - NYSE) is a lender to small and mid-sized businesses, and has agreed to be bought by GE Capital for $5.3 billion in cash. GE Capital will launch a tender offer under which HF holders will receive $53.75 per share. Subject to customary regulatory approvals, the tender should close on October 24, 2001. The Fuji Bank, which owns 52% of the fully diluted shares of HF, has agreed to tender its shares into the offer. The offer price values HF at
15.4 times 2002 Earnings Per Share ("EPS"), a premium to the 14 times 2002 EPS that Tyco International (TYC - $45.50 - NYSE) paid to acquire HF rival CIT Group Inc.

KAMAN CORP. (KAMNA - $13.24 - NASDAQ), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains the core of the business. Kaman serves both commercial and governmental markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services that tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

LIBERTY FINANCIAL COMPANIES INC. (L - $31.75 - NYSE) has found a buyer for its asset management business, completing the sale of the entire company. FleetBoston Financial Corp. (FBF - $36.75 - NYSE) will pay about $900 million in cash and assume $110 million in debt for approximately $51 billion in assets under management. As Sun Life Financial (SLC - $20.00 - NYSE) is buying the balance of Liberty's business (insurance and annuities), all proceeds will be distributed to shareholders. The distribution has been set at $33.44 in cash, subject to adjustment for assets under management at closing. On October 31, the company will hold a meeting where stockholders will vote to authorize and approve the deal.

LOUIS DREYFUS NATURAL GAS CORP. (LD - $38.90 - NYSE) agreed to be acquired by Dominion Resources (D - $59.35 - NYSE) for $2.3 billion in cash, stock, and assumed debt. Each share of LD will receive $20 in cash and 0.3226 shares of Dominion. Subject to approval under the Hart-Scott-Rodino Act, the merger should close in December. The transaction will increase Dominion's natural gas reserves by 60% and expand its energy trading business. The deal continues a string of recent acquisitions in the oil and gas sector. Along with financial services, energy has been one of the busiest sectors year-to-date from a merger perspective.

NEWPORT NEWS SHIPBUILDING INC. (NNS - $67.20 - NYSE) agreed to be acquired by General Dynamics Corp. (GD - $88.32 - NYSE), the U.S. Navy's largest shipbuilder, for $2.6 billion in cash, betting the Pentagon will reverse a 1999 decision to reject the combination. Northrop Grumman Corp. (NOC - $101.00 -
NYSE) matched General Dynamics' $2.6 billion offer for NNS, seeking to keep its rival from dominating sales of nuclear-powered ships to the U.S Navy. General Dynamics is now offering $67.50 per share in cash. Northrop Grumman is offering both cash and stock currently worth over $70 per NNS share. The acquisition proposals from General Dynamics and Northrop are still pending.

RALSTON PURINA CO. (RAL - $32.80 - NYSE), based in St. Louis, MO, completed the tax-free spin-off of Energizer Holdings, Inc. on April 1, 2000. Ralston Purina now operates in a single business segment, pet products, and is the world's largest manufacturer of dry pet food. The company is also a leading manufacturer of cat litter products in North America. Ralston's brands include DOG CHOW, CAT CHOW, MEOW MIX, PRO PLAN and TIDY CATS. In January, Nestle S.A. announced a definitive merger agreement with Ralston to acquire all shares for $33.50 per share in cash. The close of the deal is pending approval from the FTC and is expected prior to year-end.

WASTE MANAGEMENT INC. (SUB. DEB. CV., 4.00%, 02/01/02) merged with USA Waste in 1998, and is now the largest solid waste company in North America. The company provides a number of services, including collection, transfer, landfill and recycling services for a diverse customer base, notably the municipal, residential, commercial and industrial markets. Services are provided throughout the United States as well as in Canada, Mexico and Puerto Rico. Internationally, the company operates in Europe, the Pacific Rim and South America. In addition, Waste Management is a leading developer, operator and owner of waste-to-energy facilities in the U.S.

WILLAMETTE INDUSTRIES INC. (WLL - $44.99 - NYSE), an integrated forest products company which operates throughout the U.S., Europe and Mexico, was the subject of a hostile bid by Weyerhaeuser Company (WY - $48.71 - NYSE) in November 2000. WLL rejected the $5.4 billion bid, which valued WLL at $48 per share, arguing that they are not for sale and that this bid is not adequate. WY has been forced to extend the cash tender numerous times throughout the year and raised its bid to $50 per share on May 7, 2001. Willamette contends that the offer is still not adequate.

MINIMUM INITIAL INVESTMENT - $25,000

      The Gabelli ABC Fund raised its minimum initial investment from $1,000 to $25,000 effective May 1, 2001 in order to promote a higher average account size and lower expenses. Initial minimums for IRAs and automatic investment plans remain the same. There are no subsequent investment minimums. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                WHEN
                        ---                ----
      Special Chats:    Mario J. Gabelli   First Monday of each month
                        Howard Ward        First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                        NOVEMBER           DECEMBER         JANUARY
                        --------           --------         -------
      1st Wednesday     Lynda Calkin       Caesar Bryan     Walter Walsh
      2nd Wednesday     Walter Walsh       Ivan Arteaga     Lynda Calkin
      3rd Wednesday     Laura Linehan      Tim O'Brien      Tim O'Brien
      4th Wednesday     Barbara Marcin     Barbara Marcin   Caesar Bryan
      5th Wednesday                                         Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Our recent returns have demonstrated the ability of merger arbitrage to outperform other strategies in turbulent markets. While we have sought to protect your capital in this difficult environment, we think that the expected uptick in merger activity will drive returns going forward. We are well positioned to take advantage of new deals and will do so in the months ahead. We thank you for entrusting your capital to our conservatively managed portfolio.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                                     Sincerely,

                                                     /S/ MARIO J. GABELLI, CFA
                                                     MARIO J. GABELLI, CFA
                                                     Portfolio Manager and
                                                     Chief Investment Officer

October 17, 2001


--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2001
                               ------------------
Bangor Hydro-Electric Co.                        Louis Dreyfus Natural Gas Corp.
Gucci Group NV                                   Newport News Shipbuilding Inc.
Heller Financial Inc.                            Ralston Purina Co.
Kaman Corp.                                      Waste Management Inc.
Liberty Financial Companies Inc.                 Willamette Industries Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                  MARKET
     SHARES                                                       VALUE
     ------                                                       ------
              COMMON STOCKS -- 25.7%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
      5,000   Federal-Mogul Corp. ..........................   $      3,250
                                                               ------------
              AVIATION: PARTS AND SERVICES -- 0.4%
     15,000   Aviall Inc.+ .................................         92,250
     20,000   Fairchild Corp., Cl. A+ ......................         68,000
     22,000   Kaman Corp., Cl. A ...........................        291,280
                                                               ------------
                                                                    451,530
                                                               ------------
              BROADCASTING -- 0.2%
      4,000   Liberty Corp. ................................        159,000
        800   Salem Communications Corp., Cl. A+ ...........         15,600
                                                               ------------
                                                                    174,600
                                                               ------------
              BUILDING AND CONSTRUCTION -- 1.5%
     25,000   Newport News Shipbuilding Inc. ...............      1,680,000
                                                               ------------
              BUSINESS SERVICES -- 0.0%
      2,580   ProcureNet Inc.+ (a) .........................            387
                                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
     40,600   BNS Co., Cl. A+ ..............................        101,906
                                                               ------------
              CONSUMER PRODUCTS -- 6.6%
     89,800   Carter-Wallace Inc. ..........................      1,834,614
    170,000   Ralston Purina Co. ...........................      5,576,000
     28,942   Syratech Corp.+ ..............................        177,270
                                                               ------------
                                                                  7,587,884
                                                               ------------
              DIVERSIFIED INDUSTRIAL -- 0.2%
      6,000   Ampco-Pittsburgh Corp. .......................         57,600
     19,620   Harbor Global Co. Ltd.+ ......................        182,466
      2,000   Katy Industries Inc. .........................          6,340
                                                               ------------
                                                                    246,406
                                                               ------------
              ELECTRONICS -- 0.2%
     42,000   Fargo Electronics+ ...........................        287,700
                                                               ------------
              ENERGY AND UTILITIES: ELECTRIC -- 1.4%
     40,000   Bangor Hydro-Electric Co. ....................      1,065,200
     30,000   Northeast Utilities ..........................        561,900
                                                               ------------
                                                                  1,627,100
                                                               ------------
              ENERGY AND UTILITIES: INTEGRATED -- 0.0%
     25,000   Progress Energy Inc. .........................          7,500
                                                               ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 1.2%
      8,000   AGL Resources Inc. ...........................        159,760
     30,000   Louis Dreyfus Natural Gas Corp.+ .............      1,167,000
      2,000   Southwest Gas Corp. ..........................         42,400
                                                               ------------
                                                                  1,369,160
                                                               ------------
              ENERGY AND UTILITIES: OIL -- 0.7%
     30,000   Anderson Exploration Ltd. ....................        756,000
                                                               ------------

                                                                  MARKET
     SHARES                                                       VALUE
     ------                                                       ------
              ENERGY AND UTILITIES: WATER -- 0.7%
     20,000   NiSource Inc.+ ...............................   $     42,400
      9,000   SJW Corp. ....................................        737,100
                                                               ------------
                                                                    779,500
                                                               ------------
              ENTERTAINMENT -- 0.0%
        800   Fisher Communications Inc. ...................         41,600
                                                               ------------
              EQUIPMENT AND SUPPLIES -- 0.1%
      9,674   Juno Lighting Inc. ...........................         87,550
      3,500   UCAR International Inc.+ .....................         31,150
                                                               ------------
                                                                    118,700
                                                               ------------
              FINANCIAL SERVICES -- 8.6%
     40,000   Argonaut Group Inc. ..........................        655,600
    160,000   Heller Financial Inc., Cl. A .................      8,443,200
      5,000   Leucadia National Corp. ......................        156,000
     16,000   Liberty Financial Companies Inc. .............        508,000
                                                               ------------
                                                                  9,762,800
                                                               ------------
              FOOD AND BEVERAGE -- 0.0%
     20,000   Advantica Restaurant Group Inc.+ .............         14,600
                                                               ------------
              HOME FURNISHINGS -- 0.1%
    320,000   Carlyle Industries Inc.+ .....................        100,800
      8,000   O'Sullivan Industries Holdings Inc.+ .........          2,680
                                                               ------------
                                                                    103,480
                                                               ------------
              METALS AND MINING -- 0.0%
     10,000   Royal Oak Mines Inc.+ ........................            235
                                                               ------------
              PAPER AND FOREST PRODUCTS -- 2.2%
     57,000   Willamette Industries Inc. ...................      2,564,430
                                                               ------------
              REAL ESTATE -- 0.2%
     20,000   Griffin Land & Nurseries Inc.+ ...............        248,400
      3,169   HomeFed Corp.+ ...............................          2,852
                                                               ------------
                                                                    251,252
                                                               ------------
              RETAIL -- 1.0%
     13,000   Gucci Group NV, ADR ..........................      1,063,140
      4,000   Lillian Vernon Corp. .........................         31,600
                                                               ------------
                                                                  1,094,740
                                                               ------------
              TELECOMMUNICATIONS -- 0.3%
    200,000   CoreComm Ltd.+ ...............................         18,000
     65,000   GST Telecommunications Inc.+ .................            325
      9,000   Shenandoah Telecommunications Co. ............        313,200
      3,000   Telegroup Inc.+ ..............................              0
     10,000   USN Communications Inc.+ .....................             40
                                                               ------------
                                                                    331,565
                                                               ------------

                See accompanying notes to financial statements.

THE GABELLI ABC FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                  MARKET
     SHARES                                                       VALUE
     ------                                                       ------
              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS -- 0.0%
        500   American Tower Corp., Cl. A+ .................   $      6,945
     50,000   Winstar Communications Inc.+ .................          3,500
                                                               ------------
                                                                     10,445
                                                               ------------
              TOTAL COMMON STOCKS ..........................     29,366,770
                                                               ------------
              PREFERRED STOCKS -- 0.2%
              COMMUNICATIONS EQUIPMENT -- 0.0%
      1,000   RSL Communications Ltd.,
               7.50% Cv. Pfd. (c) ..........................             70
      2,000   RSL Communications Ltd.,
               7.50% Cv. Pfd., Ser. A ......................            140
                                                               ------------
                                                                        210
                                                               ------------
              DIVERSIFIED INDUSTRIAL -- 0.1%
     14,000   WHX Corp.,
               6.50% Cv. Pfd., Ser. A ......................         74,200
     10,000   WHX Corp.,
               $3.75 Cv. Pfd., Ser. B ......................         40,500
                                                               ------------
                                                                    114,700
                                                               ------------
              TELECOMMUNICATIONS -- 0.1%
      3,000   Citizens Communications Co.,
               5.00% Cv. Pfd. ..............................        130,620
                                                               ------------
              TOTAL PREFERRED STOCKS .......................        245,530
                                                               ------------
 PRINCIPAL
  AMOUNT
 ---------
              CORPORATE BONDS -- 2.8%
              CONSUMER PRODUCTS -- 0.0%
$ 1,500,000   Pillowtex Corp., Sub. Deb. Cv.
               6.00%, 03/15/12+ ............................              0
                                                               ------------
              ENVIRONMENTAL SERVICES -- 1.8%
  2,033,000   Waste Management Inc., Sub. Deb. Cv.
               4.00%, 02/01/02 .............................      2,043,165
                                                               ------------
              HOTELS AND GAMING -- 0.2%
    205,000   Hilton Hotels Corp., Sub. Deb. Cv.
               5.00%, 05/15/06 .............................        166,819
                                                               ------------
              MUTUAL FUNDS -- 0.8%
    155,585(b)Vanguard High-Yield Corporate Bond
               Fund ........................................        966,185
                                                               ------------
              RETAIL -- 0.0%
    200,000   RDM Sports Group Inc., Cv.
               8.00%, 08/15/03+ ............................         15,000
                                                               ------------


 PRINCIPAL                                                        MARKET
  AMOUNT                                                          VALUE
  ------                                                          ------
              TRANSPORTATION -- 0.0%
$   850,000   Builders Transport Inc., Cv.
               6.50%, 05/01/11+ ............................   $          0
    140,000   WorldCorp. Inc., Sub. Deb. Cv.
               Zero Coupon, 05/15/04+ ......................              0
                                                               ------------
              TOTAL CORPORATE BONDS                               3,191,169
                                                               ------------
              U.S. GOVERNMENT OBLIGATIONS -- 70.7%
 80,903,000   U.S. Treasury Bills,
               2.36% to 3.63%++,
               due 10/04/01 to 12/27/01 ....................     80,630,818
                                                               ------------
              TOTAL INVESTMENTS -- 99.4%
                (Cost $116,237,568) ........................    113,434,287

              OTHER ASSETS AND LIABILITIES (NET) -- 0.6% ...        629,937
                                                               ------------
              NET ASSETS -- 100.0% .........................   $114,064,224
                                                               ============
-----------------------
(a) Security fair valued under procedures established by the Board of Directors.
(b) Shares held.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001, the market value of Rule 144A securities amounted to $70 or 0.0% of total net assets.
+   Non-income producing security.
++  Represents annualized yield at date of purchase.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital
appreciation.    (MULTICLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation.   (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SM] FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                          MARC J. GABELLI,  LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the
preservation of principal and liquidity.   (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime
quality, domestic money market instruments.    (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current
   income and capital appreciation.    (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL  RISKS.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA
--------------------------------------------------------------------------------
 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
      MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
               READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
               SEND MONEY. DISTRIBUTED BY GABELLI & COMPANY, INC.

                             VISIT OUR WEBSITE AT:
                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI
        1-800-422-3554 (BULLET) 914-921-5100 (BULLET) FAX: 914-921-5118
                           (BULLET) INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                            E-MAIL: INFO@GABELLI.COM
                             HTTP://WWW.GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                         Mary E. Hauck
CHAIRMAN AND CHIEF                            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER                            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC.                 MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita                           Karl Otto Pohl
ATTORNEY-AT-LAW                               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                     DEUTSCHE BUNDESBANK

Vincent D. Enright                            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT                  MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER                   LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

                                    OFFICERS
Mario J. Gabelli, CFA                         Bruce N. Alpert
PRESIDENT AND CHIEF                           VICE PRESIDENT
INVESTMENT OFFICER                            AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB408Q301SR


                                        [PHOTO OF MARIO J. GABELLI, CFA OMITTED]
                                                           MARIO J. GABELLI, CFA

THE
GABELLI
ABC
[GRAPHIC OF A B C BLOCKS OMITTED]
FUND

                                                            THIRD-QUARTER REPORT
                                                              SEPTEMBER 30, 2001